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LETTER OF UNDERSTANDING FOR DISTRIBUTION

LEAN SLOW MOTION POTION

June 23, 2011

Below is a list of items that I title as our “Letter of Understanding of Distribution” as we discussed that shall be between Dewmar International BMC, Inc. of Clinton, MS and Import Warehouse of Dallas, TX.

●	Cost per case will be Thirty Dollars ($30.00 U.S.)

●	Terms are ACH Draft Upon Delivery, initiated by Dewmar International who will provide Import Warehouse with an invoice of the draft amount at least 24 hours in advance

●	Product distribution is restricted to the list accounts in which, Import Warehouse provided (referred to as “Addendum A”); any new sub-distributor accounts must first be pre-approved by Dewmar International;

●	Dewmar International shall pay Import Warehouse a quarterly rebate of: $4 per case per monthly average of 1 truckload (1,600 cases), $3 per case per monthly average of 800 cases, or $2 per monthly average of 400 cases of product ordered and fully paid by the end of each calendar quarter; the first official quarter is month ending September 2011 and payment of earned rebates shall be made by the 10th day of the following month.

●	Dewmar International shall NOT directly solicit any of the distributors listed in Addendum A during the life of this agreement.

●	Import Warehouse must sale the product at a case cost of Thirty-Three Dollars ($33.00 U.S.) or greater to its list of wholesale customers listed in Addendum A.

●	Import Warehouse must sale the product to its retail customers at a case cost of Thirty-Six Dollars ($36.00 U.S.) or greater to maintain the market value of the brand and shall suggest to all wholesale customers listed in Addendum A to resale no less than $36.00 per case to their retail customers.

/s/ Marco Moran	/s/ Ravi Bhatia
Marco Moran, President	Ravi Bhatia, President
Dewmar International BMC, Inc.	Ravi’s Import Warehouse, Inc.

Date: 7/1/11	Date: 7/2/11

Office: (877) 747-5326     |     132 E. Northside Dr., Suite C, Clinton, MS 39056     |     E-mail: info@Dewmarinternational.com

EXCLUSIVE DISTRIBUTOR AGREEMENT

THIS AGREEMENT made this 8th day of September 2010, by and between DEWMAR INTERNATIONAL BMC, Inc, a corporation organized and existing under the laws of the State of Nevada (“Dewmar International”) and CRESCENT CROWN DISTRIBUTING, LLC, a corporation organized and existing under the laws of the State of Louisiana (hereinafter “Distributor”).

RECITALS

WHEREAS Dewmar International and DISTRIBUTOR have entered into this Exclusive Distributor Agreement to which grants DISTRIBUTOR an exclusive license to distribute LEAN SLOW MOTION POTION (hereinafter referred to as the “PRODUCTS”).

WHEREAS, Dewmar International owns the rights to the PRODUCTS.

WHEREAS, DISTRIBUTOR desires to distribute LEAN SLOW MOTION POTION in said territories covered under this Agreement, DISTRIBUTOR shall pay a price equivalent to the April 2010 Nationally Published Pricing Structure for Distributors and Wholesalers based upon the “Merchandiser Price” as seen in addendum “A”. The DISTRIBUTOR will be eligible for all rebates. The product price includes freight charges.

WHEREAS, Dewmar International is willing to grant to the Distributor a license to use the trademark(s), to authorize the Distributor to sell and distribute such PRODUCTS within a defined and limited territory, and has agreed to grant the Distributor, the right to use the Trademark(s) in connection with the sale and distribution of such PRODUCTS within such territory; and

NOW THEREFORE, in consideration of the premises, which are incorporated and made a part of this agreement and of the mutual covenants contained herein, the parties hereto mutually agree as follows:

DEFINITIONS

1.0 Exclusive Territory shall mean the parishes attached in Addendum B.

1.1 Party shall mean Dewmar International BMC, Inc.

1.2 PRODUCTS shall mean:

(a) Lean Slow Motion Potion 16 ounce beverage PURP flavor

(b) Lean Slow Motion Potion 16 ounce beverage YELLA flavor

(c) Lean Slow Motion Potion 16 ounce beverage EASTA PINK flavor

1.3 Package size shall mean one case equivalent to twenty-four 16 ounce cans.

1.4 The Agreement shall mean the Exclusive Distributor Agreement between Dewmar International BMC, Inc. and Distributor.

1,5 This term of this Agreement shall continue in effect from the effective date hereof until terminated or amended pursuant to the terms hereof.

GRANT OF RIGHT

2.0 Dewmar International hereby grants to Distributor during the term of this Agreement the exclusive right to deliver PRODUCTS in the exclusive territory set forth in this Agreement.

2.1 Except as set forth in this Agreement, during the term of this Agreement, Dewmar International shall not grant the right to any other person, firm or corporation to sell and distribute the PRODUCTS in the packaging specified above in the Territory; provided that Dewmar International shall not be bound by the provisions of this Paragraph 2.1 from the date on which this Agreement is terminated as hereinafter provided; further provided that Dewmar International may grant the right to service any customer in the Territory to another distributor (or Dewmar International may service the Customer directly) if Distributor is either unwilling or unable to satisfactorily service such Customer. Distributor must confirm in writing that it is not willing or unable to distribute. Further, Dewmar will not solicit direct shipping to any customer in the territory without the distributor’s agreement or consent to such activity

2.2 This Agreement shall not be construed as affecting or impairing the right of Dewmar International to produce, sell and distribute, or cause to be produced, sold and distributed, concentrates, syrups and PRODUCTS in any form or manner, in the Exclusive Territory, other than the PRODUCTS.

2.3 The privilege of the Distributor to sell and distribute the PRODUCT is limited to the Territory; and the Distributor may not sell or distribute the PRODUCTS to any person for resale beyond the limits of the Territory without the written consent of Dewmar International first obtained.

GRANT OF TRADEMARK LICENSE

3.0 Dewmar International hereby grants to Distributor a License, but without the right to grant sublicenses, to use the Trademark(s) in connection with the sale and distribution within the Exclusive Territory of the PRODUCTS.

3.1 It is distinctly understood by both Distributor and Dewmar International that nothing contained herein shall in any way be deemed to convey, transfer, or assign to the Distributor any proprietary rights in or to the Trademark(s) licensed hereunder and that, to the contrary, the Trademark(s) shall at all times remain the property of Dewmar International. All costs and expenses relating to the obtaining or maintaining of any registration of the Trademark(s) in this Exclusive Territory shall be borne by Dewmar International. In using the Trademark(s) under this Agreement, Distributor at all times shall recognize the ownership of said Trademark(s) by Dewmar International and the validity of said Trademark(s) and the registration on thereof, and Distributor shall not at any time attack or put in issue, directly or indirectly, such validity or ownership.

3.2 Dewmar International reserves the complete and exclusive right to take whatever action it deems necessary or desirable in order to protect the Trademark(s) in the Exclusive Territory, and Distributor agrees that Dewmar International shall have said complete and exclusive right. In the event that any infringement or threatened infringement of the Trademark(s) by any third party in the Exclusive Territory shall come to the attention of Distributor, Distributor shall promptly notify, Dewmar International thereof, and Dewmar International in its sole discretion shall decide what action, if any, is to be taken with respect to such infringement or threatened infringement.

3.3 Distributor shall not apply the Trademark(s) in any manner other than in strict conformance with the requirements and instructions of Dewmar International with respect to the manner and use of the Trademark(s) in connection with the PRODUCTS. Distributor shall not apply to the PRODUCTS labels, containers and cartons any graphics or designs, other than those supplied to Distributor by Dewmar International. Upon request by Dewmar International, Distributor shall provide Dewmar International with copies of all labels, advertising and marketing materials Distributor is using in connection with the PRODUCTS.

3.4 If this Agreement is terminated, Distributor shall as of the date of termination discontinue using the Trademark(s) and forever thereafter refrain (or cause those within its control to refrain, as the case may be) from using the Trademark(s) including any non-generic component thereof or any mark or words similar thereto in any trademark or trade name or in its name or in the name of any corporation, firm, sale proprietorship or other organization of business owned, controlled or operated by Distributor. Distributor agrees that upon such termination of this Agreement it shall forthwith take or cause to be taken any and all action that Dewmar International may deem necessary on Distributor’s part in order to terminate any registration of Distributor as a registered user of the Trademark(s).

3.5 Distributor shall not use the Trademark(s) in any way in connection with the production, use, sale, or distribution of any PRODUCTS other than the PRODUCTS covered by this Agreement. Distributor agrees that it will comply with all applicable statutory requirements regarding trademark marking used in connection with the PRODUCTS. Distributor also agrees that it will not use the Trademark(s) in any way which would tend to cause them to become generic names.

PURCHASE OF PRODUCTS

4.0 Distributor agrees to purchase from Dewmar International, or from other sources as directed in writing by Dewmar International, all of the PRODUCTS required to supply demand for the PRODUCTS within the Exclusive Territory within the scope of this Agreement. Delivery of PRODUCTS will be made within a reasonable time, not to exceed 21 business days from the date Dewmar International receives a purchase order in accordance with its corporate policies and procedures.

QUALITY CONTROL

5.0 For the purpose of assuring sale of the PRODUCTS of the highest standards and quality, the Distributor shall purchase the PRODUCTS exclusively from Dewmar International or from other sources as directed in writing by Dewmar International. The Distributor shall use only such types of containers and packaging materials as are from time to time approved by Dewmar International.

5.1 Distributor, at the request of Dewmar International, shall provide without cost to Dewmar International’s designated research facility in the United States, reasonable samples of the PRODUCTS and packaging materials used by Distributor, Representatives of Dewmar International shall have access to the Distributor’s facilities for the purpose of inspecting and determining whether the PRODUCTS are rotated, maintained and handled according to standards and requirements of Dewmar International.

DUTIES OF DISTRIBUTOR AND SUPPLIER

6.0 The Distributor shall use, publish, maintain and/or distribute only such advertising of the PRODUCTS as Dewmar International shall approve and authorize.

6.1 The Distributor shall use its best efforts to promote, develop and service the market for the PRODUCTS throughout the Exclusive Territory and shall maintain and operate warehouses or other facilities, trucks, and other equipment as are adequate to meet all requirements for the sale and distribution of the PRODUCTS within the Exclusive Territory. The Distributor shall by prompt delivery, adequate service to customers, and otherwise, build and maintain a reasonable volume of patronage, for the PRODUCTS throughout the Territory and will cooperate with Dewmar International in its plans for maintenance and expansion of the sale of the PRODUCTS in the Exclusive Territory.

6.2 Distributor will operate and maintain a clean and sanitary facility and will comply with all the requirements of Dewmar International, or of persons authorized by it, and of the relevant governmental authorities and local laws and regulations to guarantee the PRODUCTS to be pure wholesome and of the highest quality. Distributor will comply with all local, regional, and national laws and regulations in the countries in which Distributor does business, including but not limited to, laws relating to health and safety, wages and benefits, work hours/overtime, freedom of association, collective bargaining, dispute resolution, and the environment. Notwithstanding any law or custom in any jurisdiction, Distributor will not under any circumstances permit child labor, forced labor, unsafe working conditions, harassment, abuse, or discrimination.

6.3 The Distributor agrees to:

(a) Maintain a well-trained sales force, adequate to service all customers within the Exclusive Territory;

(b) Keep said sales force fully informed as to Dewmar International’s policies and adequately train said sales force to promote the sale of the PRODUCTS in a manner which shall reflect favorably on Distributor and Dewmar International;

(c) At all times to cooperate with Dewmar International in performing mutually agreed upon promotions and marketing programs to retail stores, distributors, and consumers within the Exclusive Territory;

(d) Afford representatives of Dewmar International reasonable opportunity to meet with and train Distributor’s sales force and merchandising personnel included, but not limited to “ride-alongs”;

(e) Maintain inventories of the PRODUCTS which the parties mutually agree will be adequate to meet demand for PRODUCTS to wholesalers/distributors/retailers in the Exclusive Territory;

(f) Maintain records in a form determined by Dewmar International of the sales, returns, or other disposition of PRODUCTS and of collection of the sale price of PRODUCTS. Such records, including supporting documentation, shall be maintained by Distributor for a period of three (3) years after the end of the Sales Year and shall be made available to inspection, copying and auditing by Dewmar International and its representatives at any time during regular business hours upon request by Dewmar International;

(f) Promote the sale of the PRODUCTS within the Exclusive Territory in an aggressive and diligent manner and never to disparage Dewmar International or the PRODUCT whether during this Agreement or following termination hereof;

(g) Maintain prompt delivery service compatible with good business practice, the nature of the PRODUCTS and the requirements of its customers;

(h) Acknowledge that Dewmar International is the owner all right, title and interest to the proprietary formulae necessary for the PRODUCTS, soft drink concentrate, syrups and other materials supplied by Dewmar International or its designated suppliers to Distributor for use in Territory and Distributor undertakes and agrees not to reverse engineer any of the PRODUCTS, soft drink concentrate, syrups and other materials or other materials to ascertain the formulae and shall not conduct any tests on the PRODUCTS or the ingredients thereof;

(i) Defend, indemnify, and hold harmless Dewmar International and its servants, agents, members, managers, directors, officers, employees, or independent contractors, from and against any and all costs, damages, expenses (including reasonable attorneys fees), losses, suits, claims, demands, and liability in any manner resulting from or arising out of bodily injury (including death), property damage, personal injury, product recalls, and penalties and fines to the extent caused by, resulting from, or arising out of, (A) Distributor’s business operations, (B) Distributor’s breach of this Agreement, (C) Distributor’s violation of applicable law, regulation or court order, or (D) Distributor’s negligence or willful misconduct; (E) and Distributor will always maintain a reasonable, per standard of the industry, Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage;

(j) Comply with all laws, rules and regulations in the performance of its obligations under this Agreement and in the operation of its business;

(k) Procure and maintain in full force and effect an insurance policy or policies protecting the Distributor, Dewmar International and their respective officers and employees. Such policies include Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage, in an amount not less than One Million Dollars ($1,000,000) combined single limit. Distributor will, at its own expense, cause Dewmar International to be an additional named insured under each policy of insurance specified herein, and will provide Dewmar International with certified copies upon request. Distributor will furnish Dewmar International with satisfactory evidence that such insurance is being maintained annual, No policy of insurance may be cancelled or limits decreased without first giving thirty (30) days’ prior written notice to Dewmar International. All insurance coverage specified herein, including deductible amounts, shall be subject to Dewmar International approval as to adequacy and sufficiency;

(1) Adhere to ethical business practices and high standards of business operation;

(m) Make every reasonable effort to grow sales monthly of the PRODUCTS;

(n) Shall not sell or distribute any other relaxation beverage and/or anti energy drink that is in competition with the PRODUCTS sold by Dewmar International’s product during the term of this Agreement;

(o) As an agent of Dewmar International, Distributor will act responsibly to maintain and govern the product and its application. As such, the instance of transshipped product by Distributor or its agents, customers and reps outside of allowed Exclusive Territory, we agree to pay a penalty that will be levied against us. We agree that the fine will be three and one halftimes (3.5 x) the retail value of the case of product ($36.00), First occurrence will be led by a penalty of payment. Second occurrence will be levied by penalty of payment and a formal warning of Exclusive Territory forfeit. Third occurrence will be termination of Exclusive Territory and/or Agreement.

(p) Shall not sale the PRODUCTS below any corporate allowed minimum or above corporate maximum prices.

(q) Shall provide a detailed sales report inclusive of PRODUCT account history by the 10th day of the each month to Dewmar International to enable accurate market analysis and to assist in the allocating, planning and budgeting of specific market advertising and representative support;

6.4 Dewmar International Agrees to the following:

(a) Extend a first right of refusal to Distributor for the exclusive distribution rights of all other brands and PRODUCTS developed solely by Dewmar International.

(b) Provide ACH draft credit terms of thirty (30) days after delivery date of PRODUCT to Distributor.

(c) defend, indemnify and hold harmless Distributor, it’s servants, agents, members, managers, directors, officers, employees, or independent contractors, from and against any and all costs, damages, expenses (including reasonable attorneys fees), losses, suits, claims, demands, and liability in any manner resulting from or arising out of bodily injury (including death), property damage, personal injury, product recalls, and penalties and fines to the extent caused by, resulting from, or arising out of, (A) Any product defect (B) any personal injury or death related to the PRODUCTS, and Dewmar International’s violation of applicable law, regulation or court order, (C) Dewmar International’s business operations, (D) Dewmar International’s breach of this Agreement, (E) Dewmar International’s violation of applicable law, regulation or court order, or (F) Dewmar International’s negligence or willful misconduct;

(d) Keep said sales force fully informed as to Dewmar International’s policies and adequately train said sales force to promote the sale of the PRODUCTS in a manner which shall reflect favorably on Distributor and Dewmar International;

(e) At all times to cooperate with Distributor in performing promotions and marketing programs mutually agreed upon within the Exclusive Territory;

(f) Afford representatives of Dewmar International reasonable opportunity to meet with and help train Distributor’s sales force and merchandising personnel;

(g) Comply with all laws, rules and regulations in the performance of its obligations under this Agreement and in the operation of its business;

(h) Procure and maintain in full force and effect an insurance policy or policies protecting the Distributor and Dewmar International and their respective officers and employees. Such policies include Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage, in an amount not less than One Million Dollars ($1,000,000) combined single limit. Said coverage will include coverage for any PRODUCT recalls. Dewmar International will furnish Distributor with satisfactory evidence that such insurance is being maintained annually. No policy of insurance may be cancelled or limits decreased without first giving thirty (30) days’ prior written notice to the Distributor. All insurance coverage specified herein, including deductible amounts, shall be subject to Distributor’s approval as to adequacy and sufficiency;

(i) Comply with all of Dewmar International’s standards, procedures and requirements for distributors as Dewmar International may from time to time supply to the Distributor;

(j) Adhere to ethical business practices and high standards of business operation;

(k) Provide Distributor with an Invasion Fee if PRODUCTS are sold within the Exclusive Territory as defined within this Agreement via National Account Customer in the amount of $2.00 per case where no merchandising or delivery is required of the Distributor and $4.00 per case if merchandising and delivery is required of Distributor; Invasion Fees will only be necessary upon the agreement and consent of the distributor that allows Dewmar to ship to any customer. All National Accounts must carry the consent and permission of the distributor before any direct ship delivery is permitted. At the time of this contract, there are no (zero) National Accounts.

NAME OF BUSINESS

7.0 If Distributor changes its name it will give Dewmar International reasonable notice of 30 days of its intent to change its name.

7.1 Should the Distributor be authorized to use the Trademark(s) or any non-generic component thereof in any form of business organization or enterprise name the Distributor shall immediately upon termination of this Agreement change such name and any registration thereof to exclude same and cease using all materials containing any usage thereof including letterheads and business forms.

TERMINATION WITH CAUSE

8.0 Dewmar International shall be entitled to terminate this Agreement for cause in the event of:

(a) the Distributor becoming insolvent or bankrupt or subject to the provisions of any winding up or bankruptcy legislation, or going into liquidation, either voluntarily or under an order of a court of competent jurisdiction, or making a general assignment for the benefit of its creditors, or being placed in the hands of a receiver, or otherwise acknowledging its insolvency, or becomes unable to pay the debts when due;

(b) any change in ownership or ownership control over fifty percent (50%) of the business or any merger, consolidation or conversion of Distributor, unless such change has been previously approved in writing by Dewmar International;

(c) the Distributor, or any of its owners, being charged with a felony, or engaging in fraudulent conduct or international misrepresentation to, or with respect to, Dewmar International;

(d) any breach of any obligation, representation, warranty, or covenant in this Agreement, or Distributor’s failure to perform the Duties of Distributor as previously set forth in Sections 5.0 through 5.4(q) herein;

(e) the Distributor discontinuing its operations or failing to distribute or sell the PRODUCT for a period of fifteen (15) days; or

(f) the failure of the Distributor to pay Dewmar International, or its approved source, the price or prices of the PRODUCTS.

8.1 Upon termination, Dewmar International shall have the obligation to repurchase all PRODUCTS, equipment and related materials at the cost sold to Distributor less shipping and transporting costs. Upon termination by Dewmar International for any of the reasons set forth in Section 8.0, Dewmar International shall not be liable to Distributor for any fees, costs or expenses whatsoever.

EARLY TERMINATION WITHOUT CAUSE

9.0 In the event Dewmar International grants any other entity, including but not limited to, another Distributor, other than the Distributor made a party to this Agreement, the right to sell the PRODUCTS in the Exclusive Territory, the Distributor shall be entitled to two times previous year’s net earnings. This fee shall be calculated by subtracting the Distributor’s cost(s) to Dewmar International during the previous Sales Year from Distributor’s Gross Sales during the previous Sales Year and then multiplying the resulting amount by 2 (Gross Sales from Previous Sales Year – Cost to Dewmar International from Previous Sales Year x 2 = Fee to Distributor). This same formulated calculation shall be applied in the event that Dewmar International sales its rights of ownership to the PRODUCT to any other entity in full. If the agreement is terminated prior to a one year term, all sales and gross profits will be extrapolated to reflect a 12 month term.

MISCELLANEOUS

10.0 This Agreement is of a personal nature and may not be assigned, transferred, conveyed, or pledged by the Distributor directly or indirectly by operation of law or otherwise without the written consent of Dewmar International first obtained. In the event of assignment with such written consent, the assignee of assignees of the Agreement through such assignment shall be known as “Distributor” under the terms of this Agreement, and all the provisions hereof shall accrue to and be binding upon such assignee or assignees. This Agreement is fully and freely assignable by Dewmar International without the consent of Distributor.

10.1 This Agreement constitutes the entire Agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior discussions, negotiations and agreements between them. In the event of any conflict between the terms and provisions of this Agreement and the terms and conditions of any other agreement, the terms and provisions of this Agreement shall prevail. If any part of this Agreement is not, or ceases to be, in conformity with the laws of the jurisdiction in which the Exclusive Territory is located, and as a result thereof anyone of the essential stipulations herein cannot be legally performed, then Dewmar International or the Distributor shall have the right to terminate this Agreement or the parties may agree to modify this Agreement to conform with said laws of the jurisdiction.

10.2 The failure by Dewmar International to enforce at any time or for any period of time anyone or more of the terms or conditions of this Agreement shall not constitute a waiver of such terms or conditions or of Dewmar International right thereafter to enforce each and every term and condition of this Agreement.

10.3 Neither party to this Agreement shall be held responsible for failure to perform any obligation imposed hereunder, where such failure is caused by Act of God, war strike, or other cause whatsoever beyond the control of such party.

10.4 The Distributor and Dewmar International agree that all disputes arising under or relating to this Agreement, if not otherwise resolved by mutual agreement of the parties, shall be settled by arbitration through the American Arbitration Association (hereinafter referred to as “AAA”). Any award rendered may be entered in any court having jurisdiction over the award or over either of the parties to this Agreement, or application may be made to such court for a judicial acceptance of such award and an order of enforcement, as the case may be. Any such arbitration proceedings shall be conducted in the English language in Hinds County, Mississippi, United States of America.

10.5 This Agreement shall be deemed to be a contract made under the laws of the State of Mississippi, and for all purposes shall be construed in accordance with said laws.

10.6 Any payment, notice or written communication provided for this Agreement by any of the Parties to the other, including but not limited to any and all reports, writings, or notices to be given hereunder, shall be made in English by delivery in person or facsimile and confirmed by courier service delivered letter, promptly transmitted or addressed to the appropriate parties. The date of receipt of a notice or communication shall be deemed to be the date of actual delivery in the case of delivery in person, and in the case of a facsimile, three (3) working days after dispatch. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing to each of the other Parties. All Notices shall be sent to the following addresses:

Dewmar International BMC, Inc.

c/o Marco Moran

132 E. Northside Dr., Suite C

Clinton, Mississippi 39056

Crescent Crown Distributing

c/o Bill Pananos

5900 Almonaster Ave.

New Orleans, LA 70126

10.7 This Agreement will automatically renew unless either party exercises its rights to Terminate pursuant to this agreement.

IN WITNESS WHEREOF, the parties hereto, respectively, have caused the Agreement to be executed and sealed on their behalf by their duly authorized representatives effective as of the date herein above first written.

DEWMAR INTERNATIONAL,

(Dewmar International)

By: Marco Moran

Title: CEO

Date: 9/16/10

/s/ Marco Moran

CRESCENT CROWN DISTRIBUTING LLC

(Distributor)

By: Bill Pananos

Title: Executive VP/GM

Date: 9/16/10

/s/ Bill Pananos

Addendum A

Nationally Published Pricing Structure

For New Distributors & Wholesalers

This is the new pricing structure effective as of April 1, 2010.

Ouantity	Merchandiser Price	Non-Merchandiser Price
3 – 9pallets	$31 per case	$33 per case
	($30 per case)	$32 per case

* Minimum purchase requirement is 3 pallets (80 cases per pallet)

* One flavor per pallet.

* Pricing includes shipping costs within continental US.

Quarterly Rebate program:

Average of 5 + pallets per month - $2 per case rebate

Average of 10 + pallets per month = $3 per case rebate

Average of 20 + pallets per month = $4 per case rebate

** The quarterly rebate program will run on a quarterly calendar period. The effective start date for the quarterly rebate program begins on the first date of delivery and will be prorated for initial quarter. Please document the date upon first shipment.

Suggested Wholesale Price: $36-$38 per case

Suggested Retail Price: $2.59-$2.99 per can

** A Suggested Minimum Wholesale Price of $34.50 including all promotions will be highly encouraged and monitored.

** A Suggested Maximum Wholesale Price of $40.00 will be highly encouraged and monitored.

Merchandiser: A company that engages in the promotion and marketing of LEAN through coordination and implementation of manufacturer’s approved point of sale materials and cooler slotting where available.

Addendum B

The counties/parishes of:

Acadia, Ascension, Assumption, East Baton Rouge, East Feliciana, Evangeline, Iberia, Iberville, Jefferson, Lafayette, Lafourche, Livingston, Orleans, Plaquemines, Pointe Coupee, St. Bernard, St. Charles, St. Helena, St. James, St. John the Baptist, St. Landry, St. Martin, St. Mary, St. Tammany, Tangipahoa, Terrebonne, Vermillion, Washington, West Baton Rouge, West Feliciana in the state of Louisiana.

EXCLUSIVE DISTRIBUTOR AGREEMENT

THIS AGREEMENT made this 16th day of March 2011, by and between DEWMAR INTERNATIONAL BMC, Inc, a corporation organized and existing under the laws of the State of Nevada (“Dewmar International”) and Southern Beverage Inc., a Mississippi organized and existing under the laws of the State of Mississippi (hereinafter “Distributor”).

RECITALS

WHEREAS Dewmar International and DISTRIBUTOR have entered into this Exclusive Distributor Agreement to which grants DISTRIBUTOR an exclusive license to distribute LEAN SLOW MOTION POTION (hereinafter referred to as the “PRODUCTS”).

WHEREAS, Dewmar International owns the rights to the PRODUCTS.

WHEREAS, DISTRIBUTOR desires to distribute LEAN SLOW MOTION POTION in said territories covered under this Agreement. DISTRIBUTOR shall pay a price equivalent to the April 2010 Nationally Published Pricing Structure for Distributors and Wholesalers based upon the “Merchandiser Price” as seen in addendum “A”. The DISTRIBUTOR will be eligible for all rebates. The product price includes freight charges.

WHEREAS, Dewmar International is willing to grant to the Distributor a license to use the trademark(s), to authorize the Distributor to sell and distribute such PRODUCTS within a defined and limited territory, and has agreed to grant the Distributor, the right to use the Trademark(s) in connection with the sale and distribution of such PRODUCTS within such territory; and

NOW THEREFORE, in consideration of the premises, which are incorporated and made a part of this agreement and of the mutual covenants contained herein, the parties hereto mutually agree as follows:

DEFINITIONS

1.0 Exclusive Territory shall mean the parishes/counties of:

●	Humphries
●	Holmes
●	Attala
●	Yazoo
●	Madison
●	Leake
●	Warren
●	Hinds
●	Rankin
●	Jasper
●	Claiborne

●	Copiah
●	Simpson
●	Wayne
●	Jones
●	Covington
●	Jeff Davis
●	Forrest
●	Perry
●	Stone

1.1 Party shall mean Dewmar International BMC, Inc.

1.2 PRODUCTS shall mean:

(a) Lean Slow Motion Potion 16 ounce beverage PURP flavor

(b) Lean Slow Motion Potion 16 ounce beverage YELLA flavor

(c) Lean Slow Motion Potion 16 ounce beverage EASTA PINK flavor

1.3 Package size shall mean one case equivalent to twenty-four 16 ounce cans.

1.4 The Agreement shall mean the Exclusive Distributor Agreement between Dewmar International BMC, Inc. and Distributor.

1.5 This term of this Agreement shall continue in effect from the effective date hereof until terminated or amended pursuant to the terms hereof.

GRANT OF RIGHT

2.0 Dewmar International hereby grants to Distributor during the term of this Agreement the exclusive right to deliver PRODUCTS in the exclusive territory set forth in this Agreement.

2.1 Except as set forth in this Agreement, during the term of this Agreement, Dewmar International shall not grant the right to any other person, firm or corporation to sell and distribute the PRODUCTS in the packaging specified above in the Territory; provided that Dewmar International shall not be bound by the provisions of this Paragraph 2.1 from the date on which this Agreement is terminated as hereinafter provided; further provided that Dewmar International may grant the right to service any customer in the Territory to another distributor (or Dewmar International may service the Customer directly) if Distributor is either unwilling or unable to satisfactorily service such Customer.

2.2 This Agreement shall not be construed as affecting or impairing the right of Dewmar International to produce, sell and distribute, or cause to be produced, sold and distributed, concentrates, syrups and PRODUCTS in any form or manner, in the Exclusive Territory, other than the PRODUCTS.

2.3 The privilege of the Distributor to sell and distribute the PRODUCT is limited to the Territory; and the Distributor may not sell or distribute the PRODUCTS to any person for resale beyond the limits of the Territory without the written consent of Dewmar International first obtained.

GRANT OF TRADEMARK LICENSE

3.0 Dewmar International hereby grants to Distributor a License, but without the right to grant sublicenses, to use the Trademark(s) in connection with the sale and distribution within the Exclusive Territory of the PRODUCTS,

3.1 It is distinctly understood by both Distributor and Dewmar International that nothing contained herein shall in any way be deemed to convey, transfer, or assign to the Distributor any proprietary rights in or to the Trademark(s) licensed hereunder and that, to the contrary, the Trademark(s) shall at all times remain the property of Dewmar International. All costs and expenses relating to the obtaining or maintaining of any registration of the Trademark(s) in this Exclusive Territory shall be borne by Dewmar International. In using the Trademark(s) under this Agreement, Distributor at all times shall recognize the ownership of said Trademark(s) by Dewmar International and the validity of said Trademark(s) and the registration on thereof, and Distributor shall not at any time attack or put in issue, directly or indirectly, such validity or ownership.

3.2 Dewmar International reserves the complete and exclusive right to take whatever action it deems necessary or desirable in order to protect the Trademark(s) in the Exclusive Territory, and Distributor agrees that Dewmar International shall have said complete and exclusive right. In the event that any infringement or threatened infringement of the Trademark(s) by any third party in the Exclusive Territory shall come to the attention of Distributor, Distributor shall promptly notify, Dewmar International thereof, and Dewmar International in its sole discretion shall decide what action, if any, is to be taken with respect to such infringement or threatened infringement.

3.3 Distributor shall not apply the Trademark(s) in any manner other than in strict conformance with the requirements and instructions of Dewmar International with respect to the manner and use of the Trademark(s) in connection with the PRODUCTS. Distributor shall not apply to the PRODUCTS labels, containers and cartons any graphics or designs, other than those supplied to Distributor by Dewmar International. Upon request by Dewmar International, Distributor shall provide Dewmar International with copies of all labels, advertising and marketing materials Distributor is using in connection with the PRODUCTS.

3.4 If this Agreement is terminated, Distributor shall as of the date of termination discontinue using the Trademark(s) and forever thereafter refrain (or cause those within its control to refrain, as the case may be) from using the Trademark(s) including any non-generic component thereof or any mark or words similar thereto in any trademark or trade name or in its name or in the name of any corporation, firm, sale proprietorship or other organization of business owned, controlled or operated by Distributor. Distributor agrees that upon such termination of this Agreement it shall forthwith take or cause to be taken any and all action that Dewmar International may deem necessary on Distributor’s part in order to terminate any registration of Distributor as a registered user of the Trademark(s).

3.5 Distributor shall not use the Trademark(s) in any way in connection with the production, use, sale, or distribution of any PRODUCTS other than the PRODUCTS covered by this Agreement. Distributor agrees that it will comply with all applicable statutory requirements regarding trademark marking used in connection with the PRODUCTS. Distributor also agrees that it will not use the Trademark(s) in any way which would tend to cause them to become generic names.

PURCHASE OF PRODUCTS

4.0 Distributor agrees to purchase from Dewmar International, or from other sources as directed in writing by Dewmar International, all of the PRODUCTS required to supply demand for the PRODUCTS within the Exclusive Territory within the scope of this Agreement. Delivery of PRODUCTS will be made within a reasonable time, not to exceed 21 business days from the date Dewmar International receives a purchase order in accordance with its corporate policies and procedures.

QUALITY CONTROL

5.0 For the purpose of assuring sale of the PRODUCTS of the highest standards and quality, the Distributor shall purchase the PRODUCTS exclusively from Dewmar International or from other sources as directed in writing by Dewmar International. The Distributor shall use only such types of containers and packaging materials as are from time to time approved by Dewmar International.

5.1 Distributor, at the request of Dewmar International, shall provide without cost to Dewmar International’s designated research facility in the United States, reasonable samples of the PRODUCTS and packaging materials used by Distributor. Representatives of Dewmar International shall have access to the Distributor’s facilities for the purpose of inspecting and determining whether the PRODUCTS are rotated, maintained and handled according to standards and requirements of Dewmar International.

DUTIES OF DISTRIBUTOR AND SUPPLIER

6.0 The Distributor shall use, publish, maintain and/or distribute only such advertising of the PRODUCTS as Dewmar International shall approve and authorise.

6.1 The Distributor shall use its best efforts to promote, develop and service the market for the PRODUCTS throughout the Exclusive Territory and shall maintain and operate warehouses or other facilities, trucks, and other equipment as are adequate to meet all requirements for the sale and distribution of the PRODUCTS within the Exclusive Territory. The Distributor shall by prompt delivery, adequate service to customers, and otherwise, build and maintain a reasonable volume of patronage, for the PRODUCTS throughout the Territory and will cooperate with Dewmar International in its plans for maintenance and expansion of the sale of the PRODUCTS in the Exclusive Territory.

6.2 Distributor will operate and maintain a clean and sanitary facility and will comply with all the requirements of Dewmar International, or of persons authorized by it, and of the relevant governmental authorities and local laws and regulations to guarantee the PRODUCTS to be pure wholesome and of the highest quality. Distributor will comply with all local, regional, and national laws and regulations in the countries in which Distributor does business, including but not limited to, laws relating to health and safety, wages and benefits, work hours/overtime, freedom of association, collective bargaining, dispute resolution, and the environment. Notwithstanding any law or custom in any jurisdiction, Distributor will not under any circumstances permit child labor, forced labor, unsafe working conditions, harassment, abuse, or discrimination.

6.3 The Distributor agrees to:

(a) Maintain a well-trained sales force, adequate to service all customers within the Exclusive Territory;

(b) Keep said sales force fully informed as to Dewmar International’s policies and adequately train said sales force to promote the sale of the PRODUCTS in a manner which shall reflect favorably on Distributor and Dewmar International;

(c) At all times to cooperate with Dewmar International in performing mutually agreed upon promotions and marketing programs to retail stores, distributors, and consumers within the Exclusive Territory;

(d) Afford representatives of Dewmar International reasonable opportunity to meet with and train Distributor’s sales force and merchandising personnel included, but not limited to “ride-alongs”;

(e) Maintain inventories of the PRODUCTS which the parties mutually agree will be adequate to meet demand for PRODUCTS to wholesalers/distributors/retailers in the Exclusive Territory;

(f) Maintain records in a form determined by Dewmar International of the sales, returns, or other disposition of PRODUCTS and of collection of the sale price of PRODUCTS. Such records, including supporting documentation, shall be maintained by Distributor for a period of three (3) years after the end of the Sales Year and shall be made available to inspection, copying and auditing by Dewmar International and its representatives at any time during regular business hours upon request by Dewmar International;

(f) Promote the sale of the PRODUCTS within the Exclusive Territory in an aggressive and diligent manner and never to disparage Dewmar International or the PRODUCT whether during this Agreement or following termination hereof;

(g) Maintain prompt delivery service compatible with good business practice, the nature of the PRODUCTS and the requirements of its customers;

(h) Acknowledge that Dewmar International is the owner all right, title and interest to the proprietary formulae necessary for the PRODUCTS, soft drink concentrate, syrups and other materials supplied by Dewmar International or its designated suppliers to Distributor for use in Territory and Distributor undertakes and agrees not to reverse engineer any of the PRODUCTS, soft drink concentrate, syrups and other materials or other materials to ascertain the formulae and shall not conduct any tests on the PRODUCTS or the ingredients thereof;

(i) Defend, indemnify, and hold harmless Dewmar International and its servants, agents, members, managers, directors, officers, employees, or independent contractors, from and against any and all costs, damages, expenses (including reasonable attorneys fees), losses, suits, claims, demands, and liability in any manner resulting from or arising out of bodily injury (including death), property damage, personal injury, product recalls, and penalties and fines to the extent caused by, resulting from, or arising out of, (A) Distributor’s business operations, (B) Distributor’s breach of this Agreement, (C) Distributor’s violation of applicable law, regulation or court order, or (D) Distributor’s negligence or willful misconduct; (E) and Distributor will always maintain a reasonable, per standard of the industry, Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage;

(j) Comply with all laws, rules and regulations in the performance of its obligations under this Agreement and in the operation of its business;

(k) Procure and maintain in full force and effect an insurance policy or policies protecting the Distributor, Dewmar International and their respective officers and employees. Such policies include Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage, in an amount not less than One Million Dollars ($1,000,000) combined single limit. Distributor will, at its own expense, cause Dewmar International to be an additional named insured under each policy of insurance specified herein, and will provide Dewmar International with certified copies upon request. Distributor will furnish Dewmar International with satisfactory evidence that such insurance is being maintained annual, No policy of insurance may be cancelled or limits decreased without first giving thirty (30) days’ prior written notice to Dewmar International. All insurance coverage specified herein, including deductible amounts, shall be subject to Dewmar International approval as to adequacy and sufficiency;

(1) Adhere to ethical business practices and high standards of business operation;

(m) Make every reasonable effort to grow sales annually of the PRODUCTS;

(n) Shall not sell or distribute any other relaxation beverage and/or anti energy drink that is in competition with the PRODUCTS sold by Dewmar International’s product during the term of this Agreement;

(o) As an agent of Dewmar International, Distributor will act responsibly to maintain and govern the product and its application. As such, the instance of transshipped product by Distributor or its agents, customers and reps outside of allowed Exclusive Territory, we agree to pay a penalty that will be levied against us. We agree that the fine will be three and one halftimes (3.5 x) the retail value of the case of product ($36.00), First occurrence will be led by a penalty of payment. Second occurrence will be levied by penalty of payment and a formal warning of Exclusive Territory forfeit. Third occurrence will be termination of Exclusive Territory and/or Agreement.

(p) Shall not sale the PRODUCTS below any corporate allowed minimum or above corporate maximum prices.

(q) Shall provide a detailed sales report inclusive of PRODUCT account history by the 10th day of the each month to Dewmar International to enable accurate market analysis and to assist in the allocating, planning and budgeting of specific market advertising and representative support.

6.4 Dewmar International Agrees to the following:

(a) Extend a first right of refusal to Distributor for the exclusive distribution rights of all other brands and PRODUCTS developed solely by Dewmar International.

(b) Provide ACH draft credit terms of thirty (30) days after delivery date of PRODUCT to Distributor.

(c) defend, indemnify and hold harmless Distributor, it’s servants, agents, members, managers, directors, officers, employees, or independent contractors, from and against any and all costs, damages, expenses (including reasonable attorneys fees), losses, suits, claims, demands, and liability in any manner resulting from or arising out of bodily injury (including death), property damage, personal injury, product recalls, and penalties and fines to the extent caused by, resulting from, or arising out of, (A) Any product defect (B) any personal injury or death related to the PRODUCTS, and Dewmar International’s violation of applicable law, regulation or court order, (C) Dewmar International’s business operations, (D) Dewmar International’s breach of this Agreement, (E) Dewmar International’s violation of applicable law, regulation or court order, or (F) Dewmar International’s negligence or willful misconduct;

(d) Keep said sales force fully informed as to Dewmar International’s policies and adequately train said sales force to promote the sale of the PRODUCTS in a manner which shall reflect favorably on Distributor and Dewmar International;

(e) At all times to cooperate with Distributor in performing promotions and marketing programs mutually agreed upon within the Exclusive Territory;

(f) Afford representatives of Dewmar International reasonable opportunity to meet with and help train Distributor’s sales force and merchandising personnel;

(g) Comply with all laws, rules and regulations in the performance of its obligations under this Agreement and in the operation of its business;

(h) Procure and maintain in full force and effect an insurance policy or policies protecting the Distributor and Dewmar International and their respective officers and employees. Such policies include Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage, in an amount not less than One Million Dollars ($1,000,000) combined single limit. Said coverage will include coverage for any PRODUCT recalls. Dewmar International will furnish Distributor with satisfactory evidence that such insurance is being maintained annually. No policy of insurance may be cancelled or limits decreased without first giving thirty (30) days’ prior written notice to the Distributor, All insurance coverage specified herein, including deductible amounts, shall be subject to Distributor’s approval as to adequacy and sufficiency;

(i) Comply with all of Dewmar International’s standards, procedures and requirements for distributors as Dewmar International may from time to time supply to the Distributor;

(j) Adhere to ethical business practices and high standards of business operation;

(k) Provide Distributor with an Invasion Fee if PRODUCTS are sold within the Exclusive Territory as defined within this Agreement via National Account Customer in the amount of $2.00 per case where no merchandising or delivery is required of the Distributor and $4.00 per case if merchandising and delivery is required of Distributor;

NAME OF BUSINESS

7.0 If Distributor changes its name it will give Dewmar International reasonable notice of 30 days of its intent to change its name.

7.1 Should the Distributor be authorized to use the Trademark(s) or any non-generic component thereof in any form of business organization or enterprise name the Distributor shall immediately upon termination of this Agreement change such name and any registration thereof to exclude same and cease using all materials containing any usage thereof including letterheads and business forms.

TERMINATION WITH CAUSE

8.0 Dewmar International shall be entitled to terminate this Agreement for cause in the event of:

(a) the Distributor becoming insolvent or bankrupt or subject to the provisions of any winding up or bankruptcy legislation, or going into liquidation, either voluntarily or under an order of a court of competent jurisdiction, or making a general assignment for the benefit of its creditors, or being placed in the hands of a receiver, or otherwise acknowledging its insolvency, or becomes unable to pay the debts when due;

(b) any change in ownership or ownership control over fifty percent (50%) of the business or any merger, consolidation or conversion of Distributor, unless such change has been previously approved in writing by Dewmar International;

(c) the Distributor, or any of its owners, being charged with a felony, or engaging in fraudulent conduct or international misrepresentation to, or with respect to, Dewmar International;

(d) any breach of any obligation, representation, warranty, or covenant in this Agreement or Distributor’s failure to perform the Duties of Distributor as previously set forth in Sections 5.0 through 5.4(q) herein;

(e) the Distributor discontinuing its operations or failing to distribute or sell the PRODUCT for a period of fifteen (15) days; or

(f) the failure of the Distributor to pay Dewmar International, or its approved source, the price or prices of the PRODUCTS.

8.1 Upon termination, Dewmar International shall have the obligation to repurchase all PRODUCTS, equipment and related materials at the cost sold to Distributor less shipping and transporting costs. Upon termination by Dewmar International for any of the reasons set forth in Section 8.0, Dewmar International shall not be liable to Distributor for any fees, costs or expenses whatsoever.

EARLY TERMINATION WITHOUT CAUSE

9.0 In the event Dewmar International grants any other entity, including but not limited to, another Distributor, other than the Distributor made a party to this Agreement, the right to sell the PRODUCTS in the Exclusive Territory, the Distributor shall be entitled to two times previous year’s net earnings. This fee shall be calculated by subtracting the Distributor’s cost(s) to Dewmar International during the previous Sales Year from Distributor’s Gross Revenue Sales during the previous Sales Year and then multiplying the resulting amount by 2 (Gross Sales Revenue from Previous Sales Year - Cost to Dewmar International from Previous Sales Year x 2 = Fee to Distributor). This same formulated calculation shall be applied in the event that Dewmar International sales its rights of ownership to the PRODUCT to any other entity in full.

MISCELLANEOUS

10.0 This Agreement is of a personal nature and may not be assigned, transferred, conveyed, or pledged by the Distributor directly or indirectly by operation of law or otherwise without the written consent of Dewmar International first obtained. In the event of assignment with such written consent, the assignee of assignees of the Agreement through such assignment shall be known as “Distributor” under the terms of this Agreement, and all the provisions hereof shall accrue to and be binding upon such assignee or assignees. This Agreement is fully and freely assignable by Dewmar International without the consent of Distributor.

10.1 This Agreement constitutes the entire Agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior discussions, negotiations and agreements between them. In the event of any conflict between the terms and provisions of this Agreement and the terms and conditions of any other agreement, the terms and provisions of this Agreement shall prevail. If any part of this Agreement is not, or ceases to be, in conformity with the laws of the jurisdiction in which the Exclusive Territory is located, and as a result thereof anyone of the essential stipulations herein cannot be legally performed, then Dewmar International or the Distributor shall have the right to terminate this Agreement or the parties may agree to modify this Agreement to conform with said laws of the jurisdiction.

10.2 The failure by Dewmar International to enforce at any time or for any period of time anyone or more of the terms or conditions of this Agreement shall not constitute a waiver of such terms or conditions or of Dewmar International right thereafter to enforce each and every term and condition of this Agreement.

10.3 Neither party to this Agreement shall be held responsible for failure to perform any obligation imposed hereunder, where such failure is caused by Act of God, war strike, or other cause whatsoever beyond the control of such party.

10.4 The Distributor and Dewmar International agree that all disputes arising under or relating to this Agreement, if not otherwise resolved by mutual agreement of the parties, shall be settled by arbitration through the American Arbitration Association (hereinafter referred to as “AAA”). Any award rendered may be entered in any court having jurisdiction over the award or over either of the parties to this Agreement, or application may be made to such court for a judicial acceptance of such award and an order of enforcement, as the case may be. Any such arbitration proceedings shall be conducted in the English language in Hinds County, Mississippi, United States of America.

10.5 This Agreement shall be deemed to be a contract made under the laws of the State of Mississippi, and for all purposes shall be construed in accordance with said laws.

10.6 Any payment, notice or written communication provided for this Agreement by any of the Parties to the other, including but not limited to any and all reports, writings, or notices to be given hereunder, shall be made in English by delivery in person or facsimile and confirmed by courier service delivered letter, promptly transmitted or addressed to the appropriate parties. The date of receipt of a notice or communication shall be deemed to be the date of actual delivery in the case of delivery in person, and in the case of a facsimile, three (3) working days after dispatch. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing to each of the other Parties. All Notices shall be sent to the following addresses:

Dewmar International BMC, Inc.

c/o Marco Moran

132 E. Northside Dr., Suite C

Clinton, Mississippi 39056

Distributor Address:

10.7 This Agreement will automatically renew unless either party exercises its rights to Terminate pursuant to this agreement.

IN WITNESS WHEREOF, the parties hereto, respectively, have caused the Agreement to be executed and sealed on their behalf by their duly authorized representatives effective as of the date herein above first written.

DEWMAR INTERNATIONAL,

(Dewmar International)

By:

Title:

Date:

(Distributor )

By:

Title:

Date:

ADDENDUM “A”

Nationally Published Pricing Structure

For New Distributors & Wholesalers

This is the new pricing structure effective as of April 1, 2010.

Quantity	Merchandiser Price	Non-Merchandiser Price

3 - 9 pallets	$31 per case	$33 per case

10 + pallets	$30 per case	$32 per case

* Minimum purchase requirement is 3 pallets (80 cases per pallet)

* One flavor per pallet.

* Pricing includes shipping costs within continental US.

Quarterly Rebate program:

Average of 5 + pallets per month = $2 per case rebate

Average of 10 + pallets per month = $3 per case rebate

Average of 20 + pallets per month = $4 per case rebate

** The quarterly rebate program will run on a quarterly calendar period. The effective start date for the quarterly rebate program begins on the first date of delivery and will be prorated for initial quarter, Please document the date upon first shipment.

Suggested Wholesale Price: $36-$38 per case

Suggested Retail Price; $2.59-$2.99 per can

** A Suggested Minimum Wholesale Price of $34.50 including all promotions will be highly encouraged and monitored.

** A Suggested Maximum Wholesale Price of $40.00 will be highly encouraged and monitored.

Merchandiser: A company that engages in the promotion and marketing of LEAN through coordination and implementation of manufacturer’s approved point of sale materials and cooler slotting where available.

date of receipt of a notice or communication shall be deemed to be the date of actual delivery in the case of delivery in person, and in the case of a facsimile, three (3) working days after dispatch. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing to each of the other Parties. All Notices shall be sent to the following addresses:

Dewmar International BMG, Inc.

c/o Marco Moran

132 E. Northside Dr., Suite C

Clinton, Mississippi 39056

Distributor Address:

Southern Beverage Company

1939 Davis-Johnson Drive

Richland, MS 39218

10.7 This Agreement will automatically renew unless either party exercises its rights to Terminate pursuant to this agreement.

IN WITNESS WHEREOF, the parties hereto, respectively, have caused the Agreement to be executed and sealed on their behalf by their duly authorized representatives effective as of the date herein above first written.

/s/ Marco Moran

DEWMAR INTERNATIONAL,

(Dewmar International)

By: Marco Moran

Title: CEO/President

Date: 3/16/11

(Distributor)

By: Mel Burgess

Title: Sales Director

Date: 8/16/11

/s/ Mel Burgess

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

OP ID MS

DATE (MM/DD/YYYY) 05/27/11

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Freeman & Pearce Ins. - COCIA
Lic. #0559854
1216 N. Tustin Street
Orange CA 92867
Phone:714-558-1334 Fax:714-628-1330

CONTACT NAME:
PHONE (A/C, No, Ext): FAX (A/C, No):
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID #: DEWMA-1

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Evanston Insurance Company	
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Dewmar International BMC Inc
132 E. Northside Dr #C
Clinton MS 39056

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY X CLAIMS-MADE ☐ OCCUR DED: $5,000 GEN'L AGGREGATE LIMIT APPLIES PER: ☐ POLICY ☐ PRO-JECT ☐ LOC	X		SP-848890	08/31/10	08/31/11	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 1,000,000
								$
	AUTOMOBILE LIABILITY ☐ ANY AUTO ☐ ALL OWNED AUTOS ☐ SCHEDULED AUTOS ☐ HIRED AUTOS ☐ NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
								$
	☐ UMBRELLA LIAB ☐ OCCUR ☐ EXCESS LIAB ☐ CLAIMS-MADE ☐ DEDUCTIBLE ☐ RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? ☐ N/A (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below						☐ WC STATU-TORY LIMITS ☐ OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)
CERTIFICATE HOLDER IS NAMED AS ADDITIONAL INSURED AS REQUIRED BY WRITTEN CONTRACT.

CERTIFICATE HOLDER

SOUT001

SOUTHERN BEVERAGE CO.
19396 DAVIS-JOHNSON DR
RICHLAND MS 39218

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Leonard E. Freeman/MS

Digitally signed by Leonard E. Freeman/MS
DN: cn=Leonard E. Freeman/MS, o, ou, email=myme@freemanandpearce.com, c=US
Date: 2011.05.27 12:14:09 -07'00'

© 1988-2009 ACORD CORPORATION. All rights reserved.

ACORD 25 (2009/09)

The ACORD name and logo are registered marks of ACORD

EXCLUSIVE DISTRIBUTOR AGREEMENT

THIS AGREEMENT made this 15th day of November 2010, by and between DEWMAR INTERNATIONAL BMC, Inc, a corporation organized and existing under the laws of the State of Nevada (“Dewmar International”) and ATLAS (entire formal name), a corporation organized and existing under the laws of the State of Texas (hereinafter “DISTRIBUTOR”).

RECITALS

WHEREAS Dewmar International and DISTRIBUTOR have entered into this Exclusive DISTRIBUTOR Agreement to which grants DISTRIBUTOR an exclusive license to distribute LEAN SLOW MOTION POTION (hereinafter referred to as the “PRODUCTS”).

WHEREAS, Dewmar International owns the rights to the PRODUCTS.

WHEREAS, DISTRIBUTOR desires to distribute LEAN SLOW MOTION POTION in said territories covered under this Agreement. DISTRIBUTOR shall pay a price equivalent to the April 2010 Nationally Published Pricing Structure for Distributors and Wholesalers based upon the “Merchandiser Price” as seen in addendum “A”. The DISTRIBUTOR will be eligible for all rebates and is guaranteed to qualify for the $4.00 rebate for the fourth (4Ih) quarter 2010 as long as all orders are placed with a minimum of 10 pallets. The product price includes freight charges.

WHEREAS, Dewmar International is willing to grant to the DISTRIBUTOR a license to use the trademark(s). to authorize the DISTRIBUTOR to sell and distribute such PRODUCTS within a defined and limited territory, and has agreed to grant the DISTRIBUTOR, the right to use the Trademark(s) in connection with the sale and distribution of such PRODUCTS within such territory; and

NOW THEREFORE, in consideration of the premises, which are incorporated and made a part of this agreement and of the mutual covenants contained herein, the parties hereto mutually agree as follows:

DEFINITIONS

1.0 Exclusive Territory shall mean the counties within the state of Texas listed in Addendum B of this Agreement.

1.1 Party shall mean Dewmar International BMC, Inc,

1.2 PRODUCTS shall mean:

(a) Lean Slow Motion Potion 16 ounce beverage PURP flavor

(b) Lean Slow Motion Potion 16 ounce beverage YELLA flavor

(c) Lean Slow Motion Potion 16 ounce beverage ESTA PINK flavor

1.3 Package size shall mean one case equivalent to twenty-four 16 ounce cans.

1.4 The Agreement shall mean the Exclusive DISTRIBUTION Agreement between Dewmar International BMC. Inc. and DISTRIBUTOR.

1.5 Hit’s term of this Agreement shall be in effect for one calendar year from the effective date.

GRANT OF RIGHT

2.0 Dewmar International hereby grants to DISTRIBUTOR during the term of this Agreement the exclusive right to deliver PRODUCTS in the exclusive territory set forth in this Agreement.

2.1 Except as set forth in this Agreement during the term of this Agreement. Dewmar International shall not grant the right to any other person, firm or corporation to sell and distribute the PRODUCTS in the packaging specified above in the Territory: provided that Dewmar International shall not be bound by the provisions of this Paragraph 2.1 from the date on which this Agreement is terminated as hereinafter provided; further provided that Dewmar International may grant the right to service any customer in the Territory to another DISTRIBUTOR (or Dewmar International may service the Customer directly) if DISTRIBUTOR is either unwilling or unable to satisfactorily service such Customer.

2.2 This Agreement shall not be construed as affecting or impairing the right of Dewmar International to produce, sell and distribute, or cause to be produced, sold and distributed. concentrates, syrups and PRODUCTS in any form or manner, in the Exclusive Territory, other than the PRODUCTS.

2.3 The privilege of the DISTRIBUTOR to sell and distribute the PRODUCT is limited to the Territory; and the DISTRIBUTOR may not sell or distribute the PRODUCTS to any person. distributor, wholesaler or cash & carry for resale directly or indirectly without the prior written consent of Dewmar International. Additional non-exclusive territories available listed in Addendum “C”.

GRANT OF TRADEMARK LICENSE

3.0 Dewmar International hereby grants to DISTRIBUTOR a License, but without the right to grant sublicenses, to use the Trademark(s) in connection with the sale and distribution within the Exclusive Territory of the PRODUCTS.

3.1 It is distinctly understood by both DISTRIBUTOR and Dewmar International that nothing contained herein shall in any way be deemed to convey, transfer, or assign to the DISTRIBUTOR any proprietary rights in or to the Trademark(s) licensed hereunder and that, to the contrary, the Trademark(s) shall at all limes remain the property of Dewmar International. All costs and expenses relating to the obtaining or maintaining of any registration of the Trademark(s) in this Exclusive Territory shall be borne by Dewmar International. In using the Trademark(s) under this Agreement. DISTRIBUTOR at all times shall recognize the ownership of said Trademark(s) by Dewmar International and the validity of said Trademark(s) and the

QUALITY CONTROL

5.0 For the purpose of assuring sale of the PRODUCTS of the highest standards and quality. the DISTRIBUTOR shall purchase the PRODUCTS exclusively from Dewmar International or from other sources as directed in writing by Dewmar International. The DISTRIBUTOR shall use only such types of containers and packaging materials as are from time to time approved by Dewmar International.

5.1 DISTRIBUTOR, at the request of Dewmar International, shall provide without cost to Dewmar International’s designated research facility in the United States, reasonable samples of the PRODUCTS and packaging materials used by DISTRIBUTOR. Representatives of Dewmar International shall have access to the DISTRIBUTOR’S facilities for the purpose of inspecting and determining whether the PRODUCTS are rotated, maintained and handled according to standards and requirements of Dewmar International.

DUTIES OF DISTRIBUTOR AND SUPPLIER

6.0 The DISTRIBUTOR shall use. publish, maintain and/or distribute only such advertising of the PRODUCTS as Dewmar International shall approve and authorize.

6.1 The DISTRIBUTOR shall use its best efforts to promote, develop and service the market for the PRODUCTS throughout the Exclusive Territory and shall maintain and operate warehouses or other facilities, trucks, and other equipment as are adequate to meet all requirements for the sale and distribution of the PRODUCTS within the Exclusive Territory. The DISTRIBUTOR shall by prompt delivery, adequate service to customers, and otherwise, build and maintain a reasonable volume of patronage, for the PRODUCTS throughout the Territory and will cooperate with Dewmar International in its plans for maintenance and expansion of the sale of the PRODUCTS in the Exclusive Territory.

6.2 DISTRIBUTOR will operate and maintain a clean and sanitary facility and will comply with all the requirements of Dewmar International, or of persons authorized by it. and of the relevant governmental authorities and local laws and regulations to guarantee the PRODUCTS to be pure wholesome and of the highest quality. DISTRIBUTOR will comply with all local. regional, and national laws and regulations in the countries in which DISTRIBUTOR does business, including but not limited to. laws relating to health and safety, wages and benefits. work hours/overtime, freedom of association, collective bargaining, dispute resolution, and the environment. Notwithstanding any law or custom in any jurisdiction. DISTRIBUTOR will not under any circumstances permit child labor, forced labor, unsafe working conditions. harassment, abuse, or discrimination.

6.3 The DISTRIBUTOR agrees to:

(a) Maintain a well-trained sales force, adequate to service all customers within the Exclusive Territory:

(b) Keep said sales force fully informed as to Dewmar International’s policies and adequately train said sales force to promote the sale of the PRODUCTS in a manner which shall reflect favorably on DISTRIBUTOR and Dewmar International;

(c) At all times to cooperate with Dewmar International in performing promotions and marketing programs at retail stores, trade shows, and local events within the Exclusive Territory:

(d) Afford representatives of Dewmar International reasonable opportunity; to meet with and assist in training DISTRIBUTOR’S sales force and merchandising personnel;

(e) Maintain inventories of the PRODUCTS which the parties mutually agree will be adequate to meet monthly demand for PRODUCTS to wholesalers, distributors, retailers in the Exclusive Territory;

(f) Maintain records in a form determined by Dewmar International of the sales, returns, or other disposition of PRODUCTS and of collection of the sale price of PRODUCTS. Such records. including supporting documentation, shall be maintained by DISTRIBUTOR for a period of three (3) years after the end of the Sales Year and shall be made available for inspection, copying and auditing by Dewmar International and its representatives at any time during regular business hours upon request by Dewmar International:

(f) Promote the sale of the PRODUCTS within the Exclusive Territory in an aggressive and diligent manner and never to disparage Dewmar International or the PRODUCT whether during this Agreement or following termination hereof:

(g) Maintain prompt delivery service compatible with good business practice, the nature of the PRODUCTS and the requirements of its customers;

(h) Acknowledge that Dewmar International is the owner all right, title and interest to the proprietary formulae necessary for the PRODUCTS, soft drink concentrate, syrups and other materials supplied by Dewmar International or its designated suppliers to DISTRIBUTOR for use in Territory and DISTRIBUTOR undertakes and agrees not to reverse engineer any of the PRODUCTS, soft drink concentrate, syrups and other materials or other materials to ascertain the formulae and shall not conduct any tests on the PRODUCTS or the ingredients thereof;

(i) Defend, indemnify, and hold harmless Dewmar International and its servants, agents. members, managers, directors, officers, employees, or independent contractors, from and against any and all costs, damages, expenses (including reasonable attorneys fees), losses, suits, claims. demands, and liability in any manner resulting from or arising out of bodily injury (including death), property damage, personal injury, product recalls, and penalties and fines to the extent caused by. resulting from, or arising out of. (A) DISTRIBUTOR’S business operations, (B)

DISTRIBUTOR’S breach of this Agreement. (C) DISTRIBUTOR’S violation of applicable law, regulation or court order, or (D) DISTRIBUTOR ‘s negligence or willful misconduct; (E) and DISTRIBUTOR will always maintain a reasonable, per standard of the industry. Comprehensive General Liability Insurance coverage, including bodily injury and properly damage and contractual liability coverage:

(j) Comply with all laws, rules and regulations in the performance of its obligations under this Agreement and in the operation of its business:

(k) Adhere to ethical business practices and high standards of business operation;

(l) Shall not sale the PRODUCTS below any corporate allowed minimum (see Addendum “A”) or above corporate maximum prices of Forty ($40.00 USD) per case.

(m) Shall not sell or distribute any other relaxation beverage and/or anti energy drink during the term of this Agreement:

(n) Is required to place minimum orders of TEN (10) pallets of product per purchase order.

6.4 Dewmar International Agrees to the following:

(a) Extend a first right of refusal to DISTRIBUTOR for the exclusive distribution rights of all brands and PRODUCTS developed solely by Dewmar International.

(b) Provide credit terms of ACH draft ten (10) days after delivery date of PRODUCT to DISTRIBUTOR for the first Ninety (90) days of this agreement; if after 90 days the DISTRIBUTOR has ordered at least the minimum requirement often pallets of PRODUCT on three separate occasions then the DISTRIBUTOR will qualify for Thirty (30) days credit terms thereafter for the life of this Agreement. If after 90 days the DISTRIBUTOR has failed to order and pay in full for a minimum quantity of ten pallets on three separate occasions, then the 30 days credit terms does not become applicable until this minimum requirement has been met.

(c) Defend, indemnify and hold harmless DISTRIBUTOR, its* servants, agents, members. managers, directors, officers, employees, or independent contractors, from and against any and all costs, damages, expenses (including reasonable attorneys fees), losses, suits, claims, demands. and liability in any manner resulting from or arising out of bodily injury (including death), property damage, personal injury, product recalls, and penalties and fines to the extent caused by. resulting from, or arising out of. (A) Any product defect (B) any personal injury or death related to the PRODUCTS, and Dewmar International’s violation of applicable law. regulation or court order. (C) Dewmar International’s business operations. (D) Dewmar International’s breach of this Agreement. (E) Dewmar International’s violation of applicable law. regulation or court order, or (F) Dewmar International’s negligence or willful misconduct;

(d) Keep said sales force fully informed as to Dewmar International’s policies and adequately train said sales force to promote the sale of the PRODUCTS in a manner which shall reflect favorably on DISTRIBUTOR and Dewmar International;

(e) At all times cooperate with DISTRIBUTOR in performing promotions and marketing programs mutually agreed upon within the Exclusive Territory;

(f) Afford representatives of Dewmar International reasonable opportunity to meet with and help train DISTRIBUTOR’S sales force and merchandising personnel;

(g) Comply with all laws, rules and regulations in the performance of its obligations under this Agreement and in the operation of its business;

(h) Procure and maintain in full force and effect an insurance policy or policies protecting the DISTRIBUTOR and Dewmar International and their respective officers and employees. Such policies include Comprehensive General Liability Insurance coverage. including bodily injury and property damage and contractual liability coverage, in an amount not less than One Million Dollars ($1,000,000) combined single limit. Said coverage will include coverage for any PRODUCT recalls. Dewmar International will furnish DISTRIBUTOR with satisfactory evidence that such insurance is being maintained annually. No policy of insurance may be cancelled or limits decreased without first giving thirty (30) days’ prior written notice to the DISTRIBUTOR. All insurance coverage specified herein, including deductible amounts. shall be subject to DISTRIBUTOR’S approval as to adequacy and sufficiency;

(i) Comply with all of Dewmar International’s standards, procedures and requirements for DISTRIBUTORS as Dewmar International may from time to time supply to the DISTRIBUTOR;

(j) Adhere to ethical business practices and high standards of business operation;

(k) Provide Distributor with an Invasion Fee if PRODUCTS are sold within the Exclusive Territory as defined within this Agreement via National Account Customer in the amount of $2.00 per case where no merchandising or delivery is required of the Distributor and $4.00 per case if merchandising and deliver} is required of Distributor: Invasion Fees will only be necessary upon the agreement and consent of the distributor that allows Dewmar to ship to am customer. All National Accounts must carry the consent and permission of the distributor before any direct ship delivery is permitted. At the time of this contract, there are no (zero) National Accounts.

(1) Shall provide the DISTRIBUTOR with all new sales inquiries requesting PRODUCT within the Territory to the DISTRIBUTOR if a valid e-mail address is provided to Dewmar International for such purposes.

(m) Provide a list of existing retail accounts via route books within the Exclusive Territory from existing and past distributors.

NAME OF BUSINESS

7.0 If DISTRIBUTOR changes its name it will give Dewmar International reasonable notice of 30 days of its intent to change its name.

7.1 Should the DISTRIBUTOR be authorized to use the Trademark(s) or any non-generic component thereof in any form of business organization or enterprise name the DISTRIBUTOR shall immediately upon termination of this Agreement change such name and any registration thereof to exclude same and cease using all materials containing any usage thereof including letterheads and business forms.

TERMINATION WITH CAUSE

8.0 Dewmar International shall be entitled to terminate this Agreement for cause in the event of:

(a) The DISTRIBUTOR becoming insolvent or bankrupt or subject to the provisions of any winding up or bankruptcy legislation, or going into liquidation, either voluntarily or under an order of a court of competent jurisdiction, or making a general assignment for the benefit of its creditors, or being placed in the hands of a receiver, or otherwise acknowledging its insolvency, or becomes unable to pay the debts when due:

(b) any change in ownership or ownership control over fifty percent (50%) of the business or any merger, consolidation or conversion of DISTRIBUTOR. unless such change has been previously approved in writing by Dewmar International:

(c) the DISTRIBUTOR, or any of its owners, being charged with a felony, or engaging in fraudulent conduct or international misrepresentation to. or with respect to. Dewmar International:

(d) any breach of any obligation, representation, warranty, or covenant in this Agreement, or DISTRIBUTOR’S failure to perform the Duties of DISTRIBUTOR as previously set forth in Sections 5.0 through 5.4(q) herein:

(e) the DISTRIBUTOR discontinuing its operations or failing to distribute or sell the PRODUCT for a period of fifteen (15) days: or

(f) the failure of the DISTRIBUTOR to pay Dewmar International, or its approved source, the price or prices of the PRODUCTS.

8.1 Upon termination. Dewmar International shall have the obligation to repurchase all PRODUCTS, equipment and related materials at the cost sold to DISTRIBUTOR less shipping and transporting costs. Upon termination by Dewmar International for any of the reasons set forth in Section 8.0. Dewmar International shall not be liable to DISTRIBUTOR for any fees. costs or expenses whatsoever.

MISCELLANEOUS

9.0 This Agreement is of a personal nature and may not be assigned, transferred, conveyed, or pledged by the DISTRIBUTOR directly or indirectly by operation of law or otherwise without the written consent of Dewmar International first obtained. In the event of assignment with such written consent, the assignee of assignees of the Agreement through such assignment shall be known as “DISTRIBUTOR” under the terms of this Agreement, and all the provisions hereof shall accrue to and be binding upon such assignee or assignees. This Agreement is fully and freely assignable by Dewmar International without the consent of DISTRIBUTOR.

9.1 This Agreement constitutes the entire Agreement between the Panics with respect to the subject matter of this Agreement and supersedes all prior discussions, negotiations and agreements between them. In the event of any conflict between the terms and provisions of this Agreement and the terms and conditions of any other agreement, the terms and provisions of this Agreement shall prevail. If any pan of this Agreement is not. or ceases to be. in conformity with the laws of the jurisdiction in which the Exclusive Territory is located, and as a result thereof anyone of the essential stipulations herein cannot be legally performed, then Dewmar International or the DISTRIBUTOR shall have the right to terminate this Agreement or the parlies may agree to modify this Agreement to conform with said laws of the jurisdiction.

9.2 The failure by Dewmar International to enforce at any lime or for any period of lime anyone or more of the terms or conditions of this Agreement shall not constitute a waiver of such terms or conditions or of Dewmar International right thereafter to enforce each and every term and condition of this Agreement.

9.3 Neither party to this Agreement shall be held responsible for failure to perform am obligation imposed hereunder, where such failure is caused by Act of God. war strike, or other cause whatsoever beyond the control of such party.

9.4 The DISTRIBUTOR and Dewmar International agree that all disputes arising under or relating to this Agreement, if not otherwise resolved by mutual agreement of the parties, shall be settled by arbitration through the American Arbitration Association (hereinafter referred to as “AAA”). Any award rendered may be entered in any court having jurisdiction over the award or over either of the parties to this Agreement, or application may be made to such court for a judicial acceptance of such award and an order of enforcement, as the case may be. Any such arbitration proceedings shall be conducted in the English language in Hinds County. Mississippi. United States of America.

9.5 This Agreement shall he deemed to be a contract made under the laws of the State of Mississippi, and for all purposes shall be construed in accordance with said laws.

9.6 Any payment, notice or written communication provided for this Agreement by any of the Parties to the other, including but not limited to any and all reports, writings, or notices to be given hereunder, shall be made in English by delivery in person or facsimile and confirmed by courier service delivered letter, promptly transmitted or addressed to the appropriate parties. The date of receipt of a notice or communication shall be deemed to be the date of actual delivery in the case of delivery in person, and in the case of a facsimile, three (3) working days after dispatch. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing to each of the other Parties. Alt Notices shall be sent to the following addresses:

Dewmar International BMC. Inc.

c/o Marco Moran, CEO

132 E. Norothside Dr.. Suite C

Clinton. Mississippi 39056

Atlas (entire formal name)

c/o Derek Lind

11292 Leo Lane

Dallas, TX 75092

9.7 Subject to the provisions in paragraph 1.5. this Agreement will automatically renew unless either party exercises its rights to Terminate pursuant to this agreement.

9.8 DISTRIBUTOR has the right to sale PRODUCTS in the counties within the state of Oklahoma and Texas listed in “Addendum C” in a non-exclusive status. Dewmar International shall give the DISTRIBUTOR a thirty (30) days notice to discontinue distributing PRODUCT within said counties in the state of Oklahoma and Texas.

IN WITNESS WHEREOF, the parties hereto, respectively, have caused the Agreement to be executed and sealed on their behalf by their duly authorized representatives effective as of the date herein above first written.

/s/ Marco Moran

DEWMAR INTERNATIONAL, BMC, Inc.

(Dewmar International)

By: Marco Moran

Title: CEO

Date: 12/10/10

/s/ Derek Lind

Atlas

(DISTRIBUTOR)

By: Derek Lind

Title: VP

Date: 12-10-10

ADDENDUM “A”

Nationally Published Pricing Structure

For New Distributors & Wholesalers

This is the new pricing structure effective as of April 1, 2010.

Quantity	Merchandiser Price

10 + pallets	$30 per case

* Minimum purchase requirement is 10 pallets (80 cases per pallet)

* One flavor per pallet.

* Pricing includes shipping costs within continental US.

Quarterly Rebate program:

Average of 5 + pallets per month = $2 per case rebate

Average of 10 + pallets per month = $3 per case rebate

Average of 20 + pallets per month = $4 per case rebate

** The quarterly rebate program will run on a quarterly calendar period. The effective start date for the quarterly rebate program begins on the first date of delivery and will be prorated for initial quarter. Please document the date upon first shipment.

Suggested Wholesale Price: $36-$38 per case

Suggested Retail Price: $2.59-$2.99 per can

** A Minimum Wholesale Price of $34.50 including all promotions will be strictly enforced. Dewmar International reserves the right to discontinue supply if this minimum price is violated without prior written approval from Dewmar International.

Merchandiser: A company that engages in the promotion and marketing of LEAN through coordination and implementation of manufacturer’s approved point of sale materials and cooler slotting where available.

ADDENDUM “B”

DALLAS AREA
COLLIN	TX
COOKE	TX
DALLAS	TX
DELTA	TX
DENTON	TX
ELLIS	TX
FANNIN	TX
GRAYSON	TX
HOPKINS	TX
HUNT	TX
JOHNSON	TX
KAUFMAN	TX
LAMAR	TX
RED RIVER	TX
ROCKWALL	TX
TARRANT	TX
WICHITA	TX

SAN ANTONIO AREA
BEXAR	TX
COMAL	TX
KERR	TX
KENDALL	TX

ADDENDUM “C”

DALLAS AREA
ARCHER	TX
BOWIE	TX
CAMP	TX
CASS	TX
CLAY	TX
EASTLAND	TX
ERATH	TX
FRANKLIN	TX
GREGG	TX
HAMILTON	TX
HARRISON	TX
HENDERSON	TX
HILL	TX
HOOD	TX
JACK	TX
MARION	TX
MONTAGUE	TX
MORRIS	TX
NAVARRO	TX
PALO PINTO	TX
PANOLA	TX
PARKER	TX
RAINS	TX
RUSK	TX
SMITH	TX
SOMERVELL	TX
STEPHENS	TX
T!TUS	TX
UPSHUR	TX
VAN ZANDT	TX
WISE	TX
WOOD	TX
YOUNG	TX

OKLAHOMA
ATOKA	OK
BOSQUE	OK
BRYAN	OK
CARTER	OK
CHOCTAW	OK
COAL	OK
GARVIN	OK
JOHNSTON	OK
LEFLORE	OK
LOVE	OK
MARSHALL	OK
MCCURTAIN	OK
MURRAY	OK
PITTSBURG	OK
ARCHER	TX
BOWIE	TX
CAMP	TX
CASS	TX
CLAY	TX

EXCLUSIVE DISTRIBUTOR AGREEMENT

THIS AGREEMENT made this 1st day of April 2010, by and between DEWMAR INTERNATIONAL BMC, Inc, a corporation organized and existing under the laws of the State of Nevada (“Dewmar International”) and B. Olinde and Sons Company, LLC d/b/a Baton Rouge Beer Agency, a limited liability company organized and existing under the laws of the State of Louisiana (hereinafter “Distributor”).

RECITALS

WHEREAS Dewmar International and DISTRIBUTOR have entered into this Exclusive Distributor Agreement to which grants DISTRIBUTOR an exclusive license to distribute LEAN SLOW MOTION POTION (hereinafter referred to as the “PRODUCTS”).

WHEREAS, Dewmar International owns the rights to the PRODUCTS.

WHEREAS, DISTRIBUTOR desires to distribute LEAN SLOW MOTION POTION in said territories covered under this Agreement. The products will be sold to Distributor at an initial price of Twenty-Six dollars ($26.00) per case, which price includes freight charges. Dewmar International, however, reserves the right to prospectively change its prices to Distributor with 30 days advanced written notice to Distributor.

WHEREAS, Dewmar International is willing to grant to the Distributor a license to use the trademark(s), to authorize the Distributor to sell and distribute such PRODUCTS within a defined and limited territory, and has agreed to grant the Distributor, the right to use the Trademark(s) in connection with the sale and distribution of such PRODUCTS within such territory; and

NOW THEREFORE, in consideration of the premises, which are incorporated and made a part of this agreement and of the mutual covenants contained herein, the parties hereto mutually agree as follows:

DEFINITIONS

1.0 Exclusive Territory shall mean the parishes of:

●	East Baton Rouge
●	West Baton Rouge
●	East Feliciana
●	West Feliciana
●	Iberville
●	Pointe Coupee
●	Ascension (east of the Mississippi River only)

1.1 Party shall mean Dewmar International BMC, Inc.

1.2 PRODUCTS shall mean:

(a) Lean Slow Motion Potion 16 ounce beverage PURP flavor

(b) Lean Slow Motion Potion 16 ounce beverage YELLA flavor

(c) Lean Slow Motion Potion 16 ounce beverage ESTA PINK flavor

1.3 Package size shall mean one case equivalent to twenty-four 16 ounce cans.

1.4 The Agreement shall mean the Exclusive Distributor Agreement between Dewmar International BMC, Inc. and Distributor.

1.5 This term of this Agreement shall continue in effect from the effective date hereof until terminated or amended pursuant to the terms hereof.

GRANT OF RIGHT

2.0 Dewmar International hereby grants to Distributor during the term of this Agreement the exclusive right to deliver PRODUCTS in the exclusive territory set forth in this Agreement.

2.1 Except as set forth in this Agreement, during the term of this Agreement, Dewmar International shall not grant the right to any other person, firm or corporation to sell and distribute the PRODUCTS in the packaging specified above in the Territory; provided that Dewmar International shall not be bound by the provisions of this Paragraph 2.1 from the date on which this Agreement is terminated as hereinafter provided; further provided that Dewmar International may grant the right to service any customer in the Territory to another distributor (or Dewmar International may service the Customer directly) if Distributor is either unwilling or unable to satisfactorily service such Customer.

2.2 This Agreement shall not be construed as affecting or impairing the right of Dewmar International to produce, sell and distribute, or cause to be produced, sold and distributed, concentrates, syrups and PRODUCTS in any form or manner, in the Exclusive Territory, other than the PRODUCTS.

2.3 The privilege of the Distributor to sell and distribute the PRODUCT is limited to the Territory; and the Distributor may not sell or distribute the PRODUCTS to any person for resale beyond the limits of the Territory without the written consent of Dewmar International first obtained.

GRANT OF TRADEMARK LICENSE

3.0 Dewmar International hereby grants to Distributor a License, but without the right to grant sublicenses, to use the Trademark(s) in connection with the sale and distribution within the Exclusive Territory of the PRODUCTS.

3.1 It is distinctly understood by both Distributor and Dewmar International that nothing contained herein shall in any way be deemed to convey, transfer, or assign to the Distributor any proprietary rights in or to the Trademark(s) licensed hereunder and that, to the contrary, the Trademark(s) shall at all times remain the property of Dewmar International. All costs and expenses relating to the obtaining or maintaining of any registration of the Trademark(s) in this Exclusive Territory shall be borne by Dewmar International. In using the Trademark(s) under this Agreement, Distributor at all times shall recognize the ownership of said Trademark(s) by Dewmar International and the validity of said Trademark(s) and the registration on thereof, and Distributor shall not at any time attack or put in issue, directly or indirectly, such validity or ownership.

3.2 Dewmar International reserves the complete and exclusive right to take whatever action it deems necessary or desirable in order to protect the Trademark(s) in the Exclusive Territory, and Distributor agrees that Dewmar International shall have said complete and exclusive right. In the event that any infringement or threatened infringement of the Trademark(s) by any third party in the Exclusive Territory shall come to the attention of Distributor, Distributor shall promptly notify, Dewmar International thereof, and Dewmar International in its sole discretion shall decide what action, if any, is to be taken with respect to such infringement or threatened infringement.

3.3 Distributor shall not apply the Trademark(s) in any manner other than in strict conformance with the requirements and instructions of Dewmar International with respect to the manner and use of the Trademark(s) in connection with the PRODUCTS. Distributor shall not apply to the PRODUCTS labels, containers and cartons any graphics or designs, other than those supplied to Distributor by Dewmar International. Upon request by Dewmar International, Distributor shall provide Dewmar International with copies of all labels, advertising and marketing materials Distributor is using in connection with the PRODUCTS.

3.4 If this Agreement is terminated, Distributor shall as of the date of termination discontinue using the Trademark(s) and forever thereafter refrain (or cause those within its control to retrain, as the case may be) from using the Trademark(s) including any non-generic component thereof or any mark or words similar thereto in any trademark or trade name or in its name or in the name of any corporation, firm, sale proprietorship or other organization of business owned, controlled or operated by Distributor. Distributor agrees that upon such termination of this Agreement it shall forthwith take or cause to be taken any and all action that Dewmar International may deem necessary on Distributor’s part in order to terminate any registration of Distributor as a registered user of the Trademark(s).

3.5 Distributor shall not use the Trademark(s) in any way in connection with the production, use, sale, or distribution of any PRODUCTS other than the PRODUCTS covered by this Agreement. Distributor agrees that it will comply with all applicable statutory requirements regarding trademark marking used in connection with the PRODUCTS. Distributor also agrees that it will not use the Trademark(s) in any way which would tend to cause them to become generic names.

PURCHASE OF PRODUCTS

4.0 Distributor agrees to purchase from Dewmar International, or from other sources as directed in writing by Dewmar International, all of the PRODUCTS required to supply demand for the PRODUCTS within the Exclusive Territory within the scope of this Agreement. Delivery of PRODUCTS will be made within a reasonable time, not to exceed 21 business days from the date Dewmar International receives a purchase order in accordance with its corporate policies and procedures.

QUALITY CONTROL

5.0 For the purpose of assuring sale of the PRODUCTS of the highest standards and quality, the Distributor shall purchase the PRODUCTS exclusively from Dewmar International or from other sources as directed in writing by Dewmar International. The Distributor shall use only such types of containers and packaging materials as are from time to time approved by Dewmar International.

5.1 Distributor, at the request of Dewmar International, shall provide without cost to Dewmar International’s designated research facility in the United States, reasonable samples of the PRODUCTS and packaging materials used by Distributor. Representatives of Dewmar International shall have access to the Distributor’s facilities for the purpose of inspecting and determining whether the PRODUCTS are rotated, maintained and handled according to standards and requirements of Dewmar International.

DUTIES OF DISTRIBUTOR AND SUPPLIER

6.0 The Distributor shall use, publish, maintain and/or distribute only such advertising of the PRODUCTS as Dewmar International shall approve and authorize.

6.1 The Distributor shall use its best efforts to promote, develop and service the market for the PRODUCTS throughout the Exclusive Territory and shall maintain and operate warehouses or other facilities, trucks, and other equipment as are adequate to meet all requirements for the sale and distribution of the PRODUCTS within the Exclusive Territory. The Distributor shall by prompt delivery, adequate service to customers, and otherwise, build and maintain a reasonable volume of patronage, for the PRODUCTS throughout the Territory and will cooperate with Dewmar International in its plans for maintenance and expansion of the sale of the PRODUCTS in the Exclusive Territory.

6.2 Distributor will operate and maintain a clean and sanitary facility and will comply with all the requirements of Dewmar International, or of persons authorized by it, and of the relevant governmental authorities and local laws and regulations to guarantee the PRODUCTS to be pure wholesome and of the highest quality. Distributor will comply with all local, regional, and national laws and regulations in the countries in which Distributor does business, including but not limited to, laws relating to health and safety, wages and benefits, work hours/overtime, freedom of association, collective bargaining, dispute resolution, and the environment. Notwithstanding any law or custom in any jurisdiction, Distributor will not under any circumstances permit child labor, forced labor, unsafe working conditions, harassment, abuse, or discrimination.

6.3 The Distributor agrees to:

(a) Maintain a well-trained sales force, adequate to service all customers within the Exclusive Territory;

(b) Keep said sales force fully informed as to Dewmar International’s policies and adequately train said sales force to promote the sale of the PRODUCTS in a manner which shall reflect favorably on Distributor and Dewmar International;

(c) At all times to cooperate with Dewmar International in performing mutually agreed upon promotions and marketing programs to retail stores, distributors, and consumers within the Exclusive Territory;

(d) Afford representatives of Dewmar International reasonable opportunity; to meet with and help train Distributor’s sales force and merchandising personnel;

(e) Maintain inventories of the PRODUCTS which the parties mutually agree will be adequate to meet demand for PRODUCTS to wholesalers/distributors/retailers in the Exclusive Territory;

(f) Maintain records in a form determined by Dewmar International of the sales, returns, or other disposition of PRODUCTS and of collection of the sale price of PRODUCTS. Such records, including supporting documentation, shall be maintained by Distributor for a period of three (3) years after the end of the Sales Year and shall be made available to inspection, copying and auditing by Dewmar International and its representatives at any time during regular business hours upon request by Dewmar International;

(f) Promote the sale of the PRODUCTS within the Exclusive Territory in an aggressive and diligent manner and never to disparage Dewmar International or the PRODUCT whether during this Agreement or following termination hereof;

(g) Maintain prompt delivery service compatible with good business practice, the nature of the PRODUCTS and the requirements of its customers;

(h) Acknowledge that Dewmar International is the owner all right, title and interest to the proprietary formulae necessary for the PRODUCTS, soft drink concentrate, syrups and other materials supplied by Dewmar International or its designated suppliers to Distributor for use in Territory and Distributor undertakes and agrees not to reverse engineer any of the PRODUCTS, soft drink concentrate, syrups and other materials or other materials to ascertain the formulae and shall not conduct any tests on the PRODUCTS or the ingredients thereof;

(i) Defend, indemnify, and hold harmless Dewmar International and its servants, agents, members, managers, directors, officers, employees, or independent contractors, from and against any and all costs, damages, expenses (including reasonable attorneys fees), losses, suits, claims, demands, and liability in any manner resulting from or arising out of bodily injury (including death), property damage, personal injury, product recalls, and penalties and fines to the extent caused by, resulting from, or arising out of, (A) Distributor’s business operations, (B) Distributor’s breach of this Agreement, (C) Distributor’s violation of applicable law, regulation or court order, or (D) Distributor’s negligence or willful misconduct; (E) and Distributor will always maintain a reasonable, per standard of the industry, Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage;

(j) Comply with all laws, rules and regulations in the performance of its obligations under this Agreement and in the operation of its business;

(k) Procure and maintain in full force and effect an insurance policy or policies protecting the Distributor and Dewmar International and their respective officers and employees. Such policies include Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage, in an amount not less than One Million Dollars ($1,000,000) combined single limit. Distributor will, at its own expense, cause Dewmar International to be an additional named insured under each policy of insurance specified herein, and will provide Dewmar International with certified copies upon request. Distributor will furnish Dewmar International with satisfactory evidence that such insurance is being maintained annual, No policy of insurance may be cancelled or limits decreased without first giving thirty (30) days’ prior written notice to Dewmar International. All insurance coverage specified herein, including deductible amounts, shall be subject to Dewmar International approval as to adequacy and sufficiency;

(l) Adhere to ethical business practices and high standards of business operation;

(m) Make every reasonable effort to grow sales annually of the PRODUCTS;

(n) Shall not sell or distribute any other relaxation beverage and/or anti energy drink that is in competition with the PRODUCTS sold by Dewmar International’s product during the term of this Agreement;

(o) As an agent of Dewmar International, Distributor will act responsibly to maintain and govern the product and its application. As such, the instance of transshipped product by Distributor or its agents, customers and reps outside of allowed Exclusive Territory, we agree to pay a penalty that will be levied against us. We agree that the fine will be three and one halftimes (3.5 x) the retail value of the case of product ($36.00). First occurrence will be led by a penalty of payment. Second occurrence will be levied by penalty of payment and a formal warning of Exclusive Territory forfeit. Third occurrence will be termination of Exclusive Territory.

(q) Shall not sale the PRODUCTS below any corporate allowed minimum or above corporate maximum prices.

6.4 Dewmar International Agrees to the following:

(a) Extend a first right of refusal to Distributor for the exclusive distribution rights of all other brands and PRODUCTS developed solely by Dewmar International.

(b) Provide credit terms of thirty (30) days after delivery date of PRODUCT to Distributor

(c) defend, indemnify and hold harmless Distributor, it’s servants, agents, members, managers, directors, officers, employees, or independent contractors, from and against any and all costs, damages, expenses (including reasonable attorneys fees), losses, suits, claims, demands, and liability in any manner resulting from or arising out of bodily injury (including death), property damage, personal injury, product recalls, and penalties and fines to the extent caused by, resulting from, or arising out of, (A) Any product defect (B) any personal injury or death related to the PRODUCTS, and Dewmar International’s violation of applicable law, regulation or court order, (C) Dewmar International’s business operations, (D) Dewmar International’s breach of this Agreement, (E) Dewmar International’s violation of applicable law, regulation or court order, or (F) Dewmar International’s negligence or willful misconduct;

(d) Keep said sales force fully informed as to Dewmar International’s policies and adequately train said sales force to promote the sale of the PRODUCTS in a manner which shall reflect favorably on Distributor and Dewmar International;

(e) At all times to cooperate with Distributor in performing promotions and marketing programs mutually agreed upon within the Exclusive Territory;

(f) Afford representatives of Dewmar International reasonable opportunity to meet with and help train Distributor’s sales force and merchandising personnel;

(g) Comply with all laws, rules and regulations in the performance of its obligations under this Agreement and in the operation of its business;

(h) Procure and maintain in full force and effect an insurance policy or policies protecting the Distributor and Dewmar International and their respective officers and employees. Such policies include Comprehensive General Liability Insurance coverage, including bodily injury and property damage and contractual liability coverage, in an amount not less than One Million Dollars ($1,000,000) combined single limit. Said coverage will include coverage for any PRODUCT recalls. Dewmar International will furnish Distributor with satisfactory evidence that such insurance is being maintained annually. No policy of insurance may be cancelled or limits decreased without first giving thirty (30) days’ prior written notice to the Distributor. All insurance coverage specified herein, including deductible amounts, shall be subject to Distributor’s approval as to adequacy and sufficiency;

(i) Comply with all of Dewmar International’s standards, procedures and requirements for distributors as Dewmar International may from time to time supply to the Distributor;

(j) Adhere to ethical business practices and high standards of business operation;

(k) Provide Distributor with an Invasion Fee if PRODUCTS are sold within the Exclusive Territory as defined within this Agreement via National Account Customer in the amount of $2.00 per case where no merchandising or delivery is required of the Distributor and $4.00 per case if merchandising and delivery is required of Distributor;

NAME OF BUSINESS

7.0 If Distributor changes its name it will give Dewmar International reasonable notice of 30 days of its intent to change its name.

7.1 Should the Distributor be authorized to use the Trademark(s) or any non-generic component thereof in any form of business organization or enterprise name the Distributor shall immediately upon termination of this Agreement change such name and any registration thereof to exclude same and cease using all materials containing any usage thereof including letterheads and business forms.

TERMINATION WITH CAUSE

8.0 Dewmar International shall be entitled to terminate this Agreement for cause in the event of:

(a) the Distributor becoming insolvent or bankrupt or subject to the provisions of any winding up or bankruptcy legislation, or going into liquidation, either voluntarily or under an order of a court of competent jurisdiction, or making a general assignment for the benefit of its creditors, or being placed in the hands of a receiver, or otherwise acknowledging its insolvency, or becomes unable to pay the debts when due;

(b) any change in ownership or ownership control over fifty percent (50%) of the business or any merger, consolidation or conversion of Distributor, unless such change has been previously approved in writing by Dewmar International;

(c) the Distributor, or any of its owners, being charged with a felony, or engaging in fraudulent conduct or international misrepresentation to, or with respect to, Dewmar International;

(d) any breach of any obligation, representation, warranty, or covenant in this Agreement, or Distributor’s failure to perform the Duties of Distributor as previously set forth in Sections 5.0 through 5.4(q) herein;

(e) the Distributor discontinuing its operations or failing to distribute or sell the PRODUCT for a period of fifteen (15) days; or

(f) the failure of the Distributor to pay Dewmar International, or its approved source, the price or prices of the PRODUCTS.

8.1 Upon termination, Dewmar International shall have the obligation to repurchase all PRODUCTS, equipment and related materials at the cost sold to Distributor less shipping and transporting costs. Upon termination by Dewmar International for any of the reasons set forth in Section 8.0, Dewmar International shall not be liable to Distributor for any fees, costs or expenses whatsoever.

EARLY TERMINATION WITHOUT CAUSE

9.0 In the event Dewmar International grants any other entity, including but not limited to, another Distributor, other than the Distributor made a party to this Agreement, the right to sell the PRODUCTS in the Exclusive Territory, the Distributor shall be entitled to two times previous year’s net earnings. This fee shall be calculated by subtracting the Distributor’s cost(s) to Dewmar International during the previous Sales Year from Distributor’s Gross Revenue Sales during the previous Sales Year and then multiplying the resulting amount by 2 (Gross Sales Revenue from Previous Sales Year - Cost to Dewmar International from Previous Sales Year x 2 = Fee to Distributor). This same formulated calculation shall be applied in the event that Dewmar International sales its rights of ownership to the PRODUCT to any other entity in full.

MISCELLANEOUS

10.0 This Agreement is of a personal nature and may not be assigned, transferred, conveyed, or pledged by the Distributor directly or indirectly by operation of law or otherwise without the written consent of Dewmar International first obtained. In the event of assignment with such written consent, the assignee of assignees of the Agreement through such assignment shall be known as “Distributor” under the terms of this Agreement, and all the provisions hereof shall accrue to and be binding upon such assignee or assignees. This Agreement is fully and freely assignable by Dewmar International without the consent of Distributor.

10.1 This Agreement constitutes the entire Agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior discussions, negotiations and agreements between them. In the event of any conflict between the terms and provisions of this Agreement and the terms and conditions of any other agreement, the terms and provisions of this Agreement shall prevail. If any part of this Agreement is not, or ceases to be, in conformity with the laws of the jurisdiction in which the Exclusive Territory is located, and as a result thereof anyone of the essential stipulations herein cannot be legally performed, then Dewmar International or the Distributor shall have the right to terminate this Agreement or the parties may agree to modify this Agreement to conform with said laws of the jurisdiction.

10.2 The failure by Dewmar International to enforce at any time or for any period of time anyone or more of the terms or conditions of this Agreement shall not constitute a waiver of such terms or conditions or of Dewmar International right thereafter to enforce each and every term and condition of this Agreement.

10.3 Neither party to this Agreement shall be held responsible for failure to perform any obligation imposed hereunder, where such failure is caused by Act of God, war strike, or other cause whatsoever beyond the control of such party.

10.4 The Distributor and Dewmar International agree that all disputes arising under or relating to this Agreement, if not otherwise resolved by mutual agreement of the parties, shall be settled by arbitration through the American Arbitration Association (hereinafter referred to as “AAA”). Any award rendered may be entered in any court having jurisdiction over the award or over either of the parties to this Agreement, or application may be made to such court for a judicial acceptance of such award and an order of enforcement, as the case may be. Any such arbitration proceedings shall be conducted in the English language in Hinds County, Mississippi, United States of America.

10.5 This Agreement shall be deemed to be a contract made under the laws of the State of Mississippi, and for all purposes shall be construed in accordance with said laws.

10.6 Any payment, notice or written communication provided for this Agreement by any of the Parties to the other, including but not limited to any and all reports, writings, or notices to be given hereunder, shall be made in English by delivery in person or facsimile and confirmed by courier service delivered letter, promptly transmitted or addressed to the appropriate parties. The date of receipt of a notice or communication shall be deemed to be the date of actual delivery in the case of delivery in person, and in the case of a facsimile, three (3) working days after dispatch. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing to each of the other Parties. All Notices shall be sent to the following addresses:

Dewmar International BMC, Inc.

c/o Marco Moran

132 E. Northside Dr., Suite C

Clinton, Mississippi 39056

Distributor Address:

Baton Rouge Beer Agency

c/o Beau Olinde

7808 Airline Hwy.

Baton Rouge, LA 70815

10.7 Distributor will have 30 days after product delivery to submit payment to Dewmar International per invoice or appointed institution.

10.8 This Agreement will automatically renew unless either party exercises it’s rights to Terminate pursuant to this agreement.

IN WITNESS WHEREOF, the parties hereto, respectively, have caused the Agreement to be executed and sealed on their behalf by their duly authorized representatives effective as of the date herein above first written.

/s/ Marco Moran

DEWMAR INTERNATIONAL,

(Dewmar International)

By: Marco Moran

Title: CEO

Date: 4-5-10

/s/ Joseph B. Olinde

(Distributor)

By: Joseph B. Olinde

Title:

Date: